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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB/A, into the Company's previously filed Registration Statement on Form S-3 (File No. 333-21361).

                                             /s/ Arthur Andersen LLP

San Antonio, Texas
November 11, 1998